UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

Momenta Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50797	04-3561634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 491-9700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2017, the Board of Directors (the “Board”) of Momenta Pharmaceuticals, Inc. (the “Company”) amended and restated the Company’s Third Amended and Restated By-Laws (as amended and restated, the “Fourth Amended and Restated By-Laws”) to adopt a majority voting standard for directors in an uncontested election of directors and to make certain other technical and conforming revisions. Under the majority voting standard, which is described in Article I, Section 1.9 of the Fourth Amended and Restated By-Laws, when a quorum is present at any stockholder meeting that includes an uncontested election of directors, a director nominee will be elected only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election by the stockholders entitled to vote on the election. The Fourth Amended and Restated By-Laws retain plurality voting for contested elections. Previously, the Company’s Third Amended and Restated By-Laws provided that any election of directors by stockholders, whether contested or uncontested, was determined by a plurality of the votes cast by stockholders entitled to vote on the election.

In connection with the adoption of the majority voting standard in the Fourth Amended and Restated By-Laws, on March 14, 2017, the Board amended and restated the Company’s Second Amended and Restated Corporate Governance Guidelines (as amended and restated, the “Amended Guidelines”). Under the Amended Guidelines, an incumbent director nominee who does not receive the required votes for reelection is required to promptly tender his or her resignation to the Board for its consideration. Within 90 days following certification of the stockholder vote, the Board will decide whether to accept the tendered resignation or take other action. The Company will promptly disclose publicly the Board’s decision.

The foregoing summary of the Fourth Amended and Restated By-Laws is qualified in its entirety by reference to the full text of the Fourth Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1.         Fourth Amended and Restated By-Laws of Momenta Pharmaceuticals, Inc., adopted on March 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: March 17, 2017	By:	/s/ Scott M. Storer
Scott M. Storer Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fourth Amended and Restated By-Laws of Momenta Pharmaceuticals, Inc., adopted on March 14, 2017.